UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

___________________________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

Gold Flora Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3165 Red Hill Avenue

Costa Mesa, CA 92626

(Address of Principal Executive Offices, including Zip Code)

(949) 252-1908

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On September 6, 2023, Gold Flora Corporation (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent auditors for the fiscal year ending December 31, 2023. Marcum served as the independent registered public accounting firm to TPCO Holding Corp. (“TPCO”) prior to the business combination described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2023 (the “Business Combination”).

The report of Marcum on the Company’s financial statements for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the effects of the retrospective presentation for discontinued operations, Marcum was not engaged to audit, review, or apply any procedures to the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, other than stated above and, accordingly, Marcum did not express an opinion or any other form of assurance about whether such financial position have been fairly stated as of December 31, 2021. Those balances were audited by MNP LLP.

During the fiscal year ended December 31, 2022, and in the subsequent interim period, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure that, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the matter thereof in connection with its report for such year and (ii) no “reportable events” within the meaning of Item 304(a)(i)(v) of Regulation S-K.

The Company’s Board of Directors, based on the recommendation of the Audit Committee, approved the decision to change independent registered public accounting firms.

The Company provided Marcum with a copy of the disclosure it is making herein and requested that Marcum furnish the Company with a copy of their letter addressed to the SEC stating whether Marcum agrees with the statements made by the Company in this Current Report on Form 8-K. Marcum has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which is filed as Exhibit 16.1 herewith.

(b) Appointment of New Independent Registered Public Accounting Firm

On September 10, 2023, (the “Engagement Date”), the Board of Directors of the Company, based on the recommendation of the Audit Committee, engaged Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. MGO served as the independent registered public accounting firm of Gold Flora, LLC (“Gold Flora”) prior to the Business Combination.

From the date of the Business Combination through the Engagement Date, neither the Company, nor anyone on its behalf, consulted MGO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that MGO concluded was an important factor considered by the Company in reaching its decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Additionally, as required by applicable Canadian securities laws, the Company’s new independent registered public accounting firm MGO delivered a letter to applicable Canadian securities regulators in respect of such press release which is furnished herewith as Exhibit 99.2.

Exhibit No.	Description
16.1	Letter from Marcum dated September 11, 2023 to the U.S. Securities and Exchange Commission
99.2	Letter from MGO dated September 11, 2023 to the applicable Canadian securities regulators
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPRATION

Dated: September 11, 2023	By:	/s/Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer

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